UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 26, 2016

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2016, FEI Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Thermo Fisher Scientific Inc. (“Parent”) and Polpis Merger Sub Co., a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

At the Effective Time of the Merger, each share of common stock, no par value, of the Company (such shares, collectively, the “Shares”) outstanding immediately prior to the Effective Time, as well as each right to receive, or interest in, any Share or other common equity of the Company (excluding (i) any shares held in the treasury of the Company (other than Shares in an Employee Plan of the Company) or owned, directly or indirectly, by Parent, the Company or any of their subsidiaries (other than held by Merger Sub) immediately prior to the Effective Time and (ii) any Company Stock Option or Company RSU) will be cancelled and retired and automatically converted into the right to receive $107.50 per Share in cash, without interest, and subject to deduction for any required withholding Tax (the “Merger Consideration”).

At or immediately prior to the Effective Time, (A) each option to purchase Shares outstanding under the Company’s 1995 Stock Incentive Plan (a “Company Stock Option”) that is fully vested as of immediately prior to the Effective Time shall terminate and cease to represent a right to acquire Shares, and the holder thereof shall be entitled to receive therefor an amount of cash equal to the product of the number of Shares subject to such option as of immediately prior to the Effective Time multiplied by the excess, if any, of the Merger Consideration over the per share exercise price of such option, and (B) each Company Stock Option that is not fully vested as of immediately prior to the Effective Time shall be assumed by Parent and converted into an award representing a right to receive an amount of cash equal to the product of the number of Shares subject to such option as of immediately prior to the Effective Time multiplied by the excess, if any, of the Merger Consideration over the per share exercise price of such option, which award otherwise shall be subject to the same vesting terms as were in effect immediately prior to the Effective Time. Any unvested Company Stock Option held by a non-employee member of the Board of Directors as of May 26, 2016 that is assumed by Parent as described in the preceding sentence shall immediately vest and be settled as a result of his or her cessation of service as of the Effective Time. Any Company Stock Option, whether vested or unvested, with a per share exercise price greater than or equal to the Merger Consideration shall be canceled for no consideration as of immediately prior to the Effective Time.

At or immediately prior to the Effective Time, each restricted share unit with respect to Shares granted under the Company’s 1995 Stock Incentive Plan, including those units subject to performance criteria (each such unit, whether or not performance-based, a “Company RSU”), that is outstanding immediately prior to the Effective Time, whether or not vested, shall be assumed by Parent and converted into an award representing a right to receive an amount of cash equal to the product of the number of Shares subject to such Company RSU as of immediately prior to the Effective Time (assuming any performance conditions were satisfied at the target level), multiplied by the Merger Consideration, which award otherwise shall be subject to the same vesting and delivery terms as were in effect immediately prior to the Effective Time. Any Company RSU held by a non-employee member of the Board of Directors as of May 26, 2016 that is assumed by Parent as described in the preceding sentence shall immediately vest and be settled as a result of his or her cessation of service as of the Effective Time.

Consummation of the Merger is subject to customary closing conditions, including, without limitation, the absence of certain legal impediments, antitrust regulatory approval pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the antitrust laws of certain other jurisdictions, and the expiration or termination of the respective waiting periods required in connection with such required antitrust approvals.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with certain exceptions for Superior Proposals (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for the Company and Parent, including the right of each party to terminate if, subject to extension in certain limited circumstances, the Merger has not been consummated on or prior to February 26, 2017 (the “End Date”). Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $175 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (i) are not intended to be a source of financial, business or operational information about Parent, Merger Sub, the Company or their respective subsidiaries or affiliates and should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contractual standards of “materiality” that are different from the standards of “materiality” under applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Parent, Merger Sub, the Company or their respective subsidiaries or affiliates.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investor.fei.com).

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees as well as Parent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2016 Annual Meeting of Shareholders filed with the SEC on March 28, 2016. Information about Parent’s directors and executive officers is set forth in the proxy statement for Parent’s 2016 Annual Meeting of Stockholders filed with the SEC on April 5, 2016. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of the Company’s directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger when they become available, which will be filed with the SEC.

Forward-Looking Statements

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed transaction may not materialize as expected; the transaction not being timely completed, if completed at all; prior to the completion of the transaction, the Company’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Parent’s Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 2, 2016, each of which is on file with the SEC and available in the “Investors” section of Parent’s website under the heading “SEC Filings,” and in other documents Parent files with the SEC, and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 3, 2016, each of which is on file with the SEC and available in the investor relations section of the Company’s website, investor.fei.com, under the heading “SEC Filings,” and in other documents the Company files with the SEC. While Parent or the Company may elect to update forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Parent’s or the Company’s views as of any date subsequent to today.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2016, among FEI Company, Thermo Fisher Scientific Inc., and Polpis Merger Sub Co.*

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

By:	/s/ Bradley J. Thies
Senior Vice President of Law and Administration, General Counsel and Secretary

Date: June 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2016, among FEI Company, Thermo Fisher Scientific Inc., and Polpis Merger Sub Co.*

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.